                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              --------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                              --------------------



       Date of Report (Date of earliest event reported): November 19, 2003
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                                FOOT LOCKER, INC.
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             (Exact name of registrant as specified in its charter)


      New York                        No. 1-10299                    13-3513936
----------------------------         -----------                 -----------------
(State or other jurisdiction         (Commission                  (IRS Employer
of incorporation)                     File Number)                Identification No.)


112 West 34th Street, New York, New York                              10120
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code: (212) 720-3700
                                                    --------------





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Item 5.    Other Events.

         On November 19, 2003 the Board of Directors of the Registrant adopted an amendment to the Rights Agreement between the Registrant and The Bank of New York, as successor Rights Agent (the "Rights Agreement"), the effect of which will be to accelerate the expiration date of the Rights, as defined in the Rights Agreement, and the termination of the Rights Agreement, to January 31, 2004. A copy of Amendment No. 4 to the Rights Agreement is filed as
Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.

         (c)      Exhibits

         In accordance with the provisions of Item 601 of Regulation S-K, an index of exhibits follows:


                  Exhibit No. in Item 601
                      of Regulation S-K            Description
                  ----------------------           -----------
                  99.1                             Amendment No. 4 to the Rights Agreement
                                                   between Foot Locker, Inc. and The Bank of
                                                   New York, as successor Rights Agent.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned being hereunto duly authorized.


                                                 FOOT LOCKER, INC.
                                                 -------------------------------
                                                      (Registrant)


Date:  November 19, 2003                        By: /s/ Gary M. Bahler
                                                   -----------------------------
                                                   Gary M. Bahler
                                                   Senior Vice President,
                                                   General Counsel and Secretary



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